Exhibit (10.32)

AMENDMENT NUMBER ONE TO

SERIES A PREFERRED STOCK PURCHASE AGREEMENT

THIS AMENDMENT NUMBER ONE TO SERIES A PREFERRED STOCK PURCHASE AGREEMENT (this “Amendment”), is made and entered into as of the 24th day of December, 2020, by and among Eastman Kodak Company, a New Jersey corporation (the “Company”), Longleaf Partners Small-Cap Fund, C2W Partners Master Fund Limited, and Deseret Mutual Pension Trust (each a “Purchaser” and collectively, the “Purchasers”), and Southeastern Asset Management, Inc. (“Southeastern”) and amends the Series A Preferred Stock Purchase Agreement dated November 7, 2016 by and among the Company, the Purchasers and Southeastern (the “Purchase Agreement”).  Capitalized terms used but not defined herein shall have the respective meanings given thereto in the Purchase Agreement.

RECITALS

WHEREAS, Southeastern, as investment manager on behalf of the Purchasers, has notified the Company of its desire to relinquish voting and director nomination rights relating to the Series A Preferred Stock in connection with reducing the Purchasers’ overall financial and voting exposure to the Company; and

WHEREAS, the Purchasers desire to relinquish their right to nominate members to the Company’s Board of Directors pursuant to Section 5.6 of the Purchase Agreement and the Company desires to facilitate such relinquishment;

NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements set forth herein, the Company and the Purchasers hereby agree as follows:

1.Amendment.  Section 5.6 of the Purchase Agreement is hereby amended by deleting the text of such Section 5.6 in its entirety and adding “[RESERVED].” in the place thereof.

2.Miscellaneous.  Sections 8.2, 8.3, 8.4 and 8.14 of the Purchase Agreement shall apply to this Amendment in the same manner as they apply to the Purchase Agreement to the same extent as if such Sections were set forth herein.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the Company, the Purchasers and Southeastern have executed this Amendment as of the date first written above.

COMPANY:

EASTMAN KODAK COMPANY

By:	/s/ Roger W. Byrd

Name:	Roger W. Byrd

Title:	General Counsel, Secretary and Senior Vice President

[Signature Page to Amendment Number One to Series A Preferred Stock Purchase Agreement]

SOUTHEASTERN ASSET MANAGEMENT, INC.

By:	/s/ Andrew R. McCarroll

Name:	Andrew R. McCarroll

Title:	General Counsel

[Signature Page to Amendment Number One to Series A Preferred Stock Purchase Agreement]

PURCHASERS:

C2W PARTNERS MASTER FUND LIMITED

By:	SOUTHEASTERN ASSET MANAGEMENT, INC.
Acting as Investment Advisor

By:	/s/ Andrew R. McCarroll

Name:	Andrew R. McCarroll

Title:	General Counsel

LONGLEAF PARTNERS SMALL-CAP FUND

By:	SOUTHEASTERN ASSET MANAGEMENT, INC.
Acting as Investment Counsel

By:	/s/ Andrew R. McCarroll

Name:	Andrew R. McCarroll

Title:	General Counsel

DESERET MUTUAL PENSION TRUST

By:	SOUTHEASTERN ASSET MANAGEMENT, INC.
Acting as Investment Adviser

By:	/s/ Andrew R. McCarroll

Name:	Andrew R. McCarroll

Title:	General Counsel

[Signature Page to Amendment Number One to Series A Preferred Stock Purchase Agreement]